UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 28, 2016

E-COMPASS ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-37516	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

China Office: 6F/Tower, 2 West Prosper Centre

No.5, Guanghua Road

Chaoyang District

Beijing, 100020, P.R. China

US Office (Principal Executive Office):

7 Times Square, 37th floor, New York, New York 10036

(Address of Principal Executive Offices) (Zip Code)

86 (10) 8573 1453

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 4.01.	Change in Registrant’s Certifying Accountant.

On March 28, 2016, UHY LLP (“UHY”) resigned as the independent registered public accountants of E-compass Acquisition Corp. (the “Company”). The Company subsequently appointed Friedman LLP as the Company’s new independent registered public accountants, which appointment was approved by the Company’s audit committee.

UHY’s report on the financial statements of the Company for the year ended December 31, 2015 and the period from September 23, 2014 to December 31, 2014 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles except that the reports of UHY accompanying such financial statements were qualified as to the Company’s ability to continue as a going concern.

For the year ended December 31, 2015 and the period from September 23, 2014 to December 31, 2014 and the subsequent interim period preceding UHY’s resignation, there were no disagreements with UHY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of UHY, would have caused UHY to make reference to the subject matter of the disagreements in connection with its report.

For the year ended December 31, 2015 and the period from September 23, 2014 to December 31, 2014 and the subsequent interim period preceding UHY’s resignation, there were no “reportable events” (as described in paragraph 304(a)(1)(v) of Regulation S-K).

The Company provided UHY with a copy of the disclosures made pursuant to this Item 4.01 prior to the filing of this Current Report on Form 8-K. The Company requested UHY to furnish a letter addressed to the Commission, attached hereto as Exhibit 16, stating whether it agrees with such disclosures, and, if not, stating the respects in which it does not agree.

For the year ended December 31, 2015 and the period from September 23, 2014 to December 31, 2014 and the subsequent interim period preceding Friedman LLP’s engagement, the Company has not consulted with Friedman LLP regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a disagreement or reportable event identified in paragraph (a)(1)(iv) of Item 304 of Regulation S-K.

Item 9.01.	Financial Statement and Exhibits.

(d) Exhibits:

Exhibit	Description

16	Letter from UHY LLP.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 1, 2016

E-COMPASS ACQUISITION CORP.

By:	/s/ Richard Xu
Name: Richard Xu
Title: Chief Executive Officer

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